Exhibit 10.29

                          SECURITIES PURCHASE AGREEMENT

                                                                    June 2, 2002


                  This Agreement sets forth the agreement of Frontline Communications Corporation (the "Company") and James Nicholsen, (the "Purchaser") with respect to the purchase of the Notes (as hereinafter defined) by the Purchaser and the issuance of the Warrants (as hereinafter defined) by the Company to the Purchaser.

1. Purchase of Notes and Issuance of Warrants.

         The Company hereby agrees to sell and issue to the Purchaser 8% convertible promissory notes in the principal amount of $25,000 (the "Notes"), in the form attached hereto as Exhibit A, and the Purchaser hereby agrees to purchase from the Company the Notes for an aggregate purchase price of $25,000 on the date hereof (the "Closing Date").



         In consideration of the Purchase of the Notes, on the Closing Date the Company hereby agrees to issue to the Purchaser three-year warrants (the "Warrants"), to purchase an aggregate of 125,000 shares of the Company's common stock (the "Warrant Shares") at an exercise price of $ 0.10 per Share. The form of Warrant is attached hereto as Exhibit B.



         Payment for and Delivery of the Notes and Warrants.


         Payment of the purchase price for the Notes by the Purchaser will be made by wire transfer or certified check ,or such other means of payment as the Company may agree to, by the Purchaser to the Company on the Closing Date. Within ten (10) business days following receipt of payment for the full purchase price of the Notes, the Company will issue and deliver the Notes and the Warrants to the Purchaser at the address written in Section 5.1 of this Agreement.


2. Restrictions on Transfer.




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         2.1 The  Purchaser  understands  that  the  Notes,  the  shares  of the
Company's common stock issuable upon conversion of the Notes (the "Conversion Shares"), the Warrants and the Warrant Shares are "restricted securities" with the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

         2.2 The Purchaser understands that the certificates representing the Notes, Conversion Shares, the Warrants and the Warrant Shares may bear a restrictive legend thereon substantially as follows:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144 PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS, OR UNLESS THE REQUEST FOR TRANSFER IS ACCOMPANIED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY OTHER SECURITIES LAWS."

         2.3 The Purchaser understands that the Company will direct the transfer agent for the Company's common stock to place a stop transfer instruction against the certificates representing the Conversion Shares and the Warrant Shares, and will instruct the transfer agent to refuse to effect any transfer thereof in the absence of a registration statement declared effective by the Securities and Exchange Commission ("SEC") with respect to the Conversion Shares or the Warrant Shares, as the case may be, or a favorable opinion of counsel, satisfactory to the Company, that such transfer is exempt from registration under the Act and any other applicable state securities laws ("Other Securities Laws").

         The Purchaser understands that the Purchaser will have no rights whatsoever to request, and that the Company is under no obligation whatsoever to furnish, a registration of the Notes, Conversion Shares, Warrants or Warrant Shares under the Act or any Other Securities Laws.

3. Purchaser's Representations and Warranties.

         In order to induce the Company to execute this Agreement and to consummate the transactions set forth herein, the Purchaser hereby represents and warrants with and covenants to the Company as follows:

         3.1 The Purchaser acknowledges that representatives of the Purchaser have received and reviewed copies of the Company's Form 10-KSB for the year ended December 31, 2001 and the Purchaser or, if the Purchaser is not a natural person, the Purchaser's representatives have had the opportunity to ask questions of and receive answers from qualified representatives of the Company concerning the business and financial condition of the Company and the terms and conditions of this Agreement; and all of such questions have been answered to the satisfaction of the Purchaser or Purchaser's representatives, as the case may be.



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         3.2  The  Purchaser  represents  that  it is a  sophisticated  investor familiar with the type of risks inherent in the acquisition of securities such as the Notes, Conversion Shares, Warrants and Warrant Shares and that, by reason of the Purchaser's representatives' knowledge and experience in financial and business matters in general, and investments of this type in particular, the Purchaser, through its representatives, is capable of evaluating the merits and risks of an investment in the Notes, Conversion Shares, Warrants and Warrant Shares.

         3.3 The Purchaser is able to bear the economic risk of an investment in the Notes, Conversion Shares, Warrants and Warrant Shares, including, without limiting the generality of the foregoing, the risk of losing part or all of the Purchaser's investment in the Notes, Warrants and Warrant Shares and the Purchaser's possible inability to sell or transfer the Notes, Conversion Shares, Warrants and Warrant Shares for an indefinite period of time.

         3.4 The Purchaser is acquiring the Notes and Warrants for its own account and for the purpose of investment and not with a view to, or for resale in connection with, any distribution within the meaning of the Act or any Other Securities Laws, in violation of the Act.

         3.5 The Purchaser acknowledges that the Notes, Conversion Shares, Warrants and Warrant Shares have not been registered under the Act or any of the Other Securities Laws, and may not be sold, transferred or otherwise disposed of, except if an effective registration statement is then in effect or pursuant to an exemption from registration under said Act and such Other Securities Laws.

         3.6 The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act (a copy of which definition is attached hereto as Exhibit C).

         3.7 The Purchaser has all requisite power and authority to enter into this Agreement and subscribe for the Notes and Warrants pursuant hereto.

         3.8 This Agreement has been duly authorized, executed and delivered by or on behalf of the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         3.9 The Purchaser acknowledges that the terms of the Notes and Warrants are governed by the Note and Warrant Certificate, the forms of which are attached as Exhibits A and B hereto.

         3.10 The Purchaser acknowledges that the Company has relied on the representations contained herein and that the statutory basis for exemption from the requirements of Section 5 of the Act may not be present if, notwithstanding such representations, the Purchaser were acquiring the Notes and Warrants for resale or distribution upon the occurrence or non-occurrence of some predetermined event.



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

         3.11 The Purchaser's residence or, if the Purchaser is not a natural person, principal executive offices are located at the address set forth in
Section 5.1 of this Agreement.

         3.12 The Purchaser hereby indemnifies the Company against any losses it may incur as a result of any breaches by the Purchaser of any of the representations of the Purchaser contained in this Section 3.

4. Company Representations and Warranties

         In order to induce the Purchaser to execute this Agreement and to consummate the transactions set forth herein, the Company hereby represents and warrants with and covenants to the Purchaser as follows:

                  (i) The Company is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation.

                  (ii) The Company has the corporate power and authority to enter into this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Company.

5. Miscellaneous.

         5.1 All communications hereunder will be in writing and, except as otherwise provided, will be delivered at, or mailed by certified mail, return receipt requested, or telegraphed to, the following addresses: if to the Purchaser, addressed to: James Nicholsen, One Blue Hill Plaza, 7th Floor, Pearl River, NY 10965; if to the Company addressed to: Frontline Communications Corporation., One Blue Hill Plaza, POB 1548, Pearl River, New York 10965,
Attention: Mr. Stephen J. Cole-Hatchard, Chief Executive Officer, with a copy to Blank Rome Tenzer Greenblatt, LLP, 405 Lexington Avenue, New York, New York 10174, Attention: Ethan Seer, Esq.

         5.2 This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Purchaser and the Company (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement, shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, unless such court shall have refused such jurisdiction, (2) waives any objection which the Purchaser or the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Purchaser and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Purchaser or the Company, as the case may be, mailed by certified mail to the Purchaser's address or the Company's address, as the case may be, set forth in Section 5.1 of this Agreement shall be deemed in every respect effective service of process upon the Purchaser or the Company, as the case may be, in any such suit, action or proceeding.

         5.3 Each party hereto agrees to use its reasonable best efforts to take any action which may be necessary or appropriate or reasonably requested by the other party hereto in order to effectuate or implement the provisions of this Agreement.

         5.4 The Purchaser's rights under this Agreement are not assignable, except to a wholly-owned subsidiary or parent company of the Purchaser if the Purchaser is a corporate entity.

         5.5 The rights and obligations of the parties under this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns.

         5.6 This Agreement may be executed in separate counterparts, all of which shall constitute one agreement.

         5.7 All notices required or permitted to be given hereunder shall be personally delivered, sent by courier service or mailed by certified or registered mail, postage prepaid, to the respective parties at the addresses set forth herein and shall be deemed given upon receipt.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                PURCHASER:



                                By: /s/
                                    -----------------------------------------
                                    Name:  James Nicholsen
                                    Title:


                                COMPANY:

                                FRONTLINE COMMUNICATIONS CORP.


                                By: /s/
                                    -----------------------------------------
                                    Name: Stephen J. Cole-Hatchard
                                    Title:  Chief Executive Officer




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                            EXHIBIT A - FORM OF NOTE



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                           EXHIBIT B - FORM OF WARRANT



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                                    EXHIBIT C

Accredited Investors

                  The term "accredited investor" refers to any person or entity who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Notes or issuance of the Warrants, Conversion Shares or Warrant Shares to such person or entity:

                  1. Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, or any business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, investment decisions are made solely by persons that are accredited investors;

                  2. Any  private  business  development  company  as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940;

                  3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  4. Any director or executive officer of the Company;

                  5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

                  6. Any natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

                  7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506 of Regulation D; and

                  8. Any entity in which all of the equity owners are accredited investors.